Exhibit 99.1

Torchlight and metamaterial Extend LOI, continue work towards definitive agreement

Plano, Texas & Halifax, Nova Scotia – November 2, 2020 – Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company (“Torchlight”) and Metamaterial Inc. (“META”) (CSE: MMAT), a developer of high-performance functional materials and nanocomposite products, announced today the extension of the non-binding letter of intent to November 30, 2020. The letter of intent was originally announced on September 21, 2020.

Torchlight and META are continuing to work toward completion of a definitive agreement and have agreed to extend the letter of intent, including without limitation the non-solicitation period.

Entry into a transaction will be subject to satisfactory completion of due diligence by both parties, negotiation of a definitive agreement and audits of Torchlight and META. If a definitive agreement is entered into, it is expected that the closing of a transaction will include customary closing conditions, including NASDAQ and CSE approval and approval by the shareholders of both companies. There can be no assurances that a transaction will be consummated as a result of the letter of intent.

Torchlight has engaged Roth Capital Partners as financial advisor in connection with the transaction. META has engaged Hamilton Clark as financial advisor on its behalf. Additional details will be announced if and when a definitive agreement is reached.

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About Metamaterial Inc.

META is changing the way we use, interact and benefit from light. META designs and manufactures advanced materials and performance functional films which are engineered at the nanoscale to control light and electromagnetic waves. META is currently developing new materials with diverse applications in the automotive, aerospace, consumer electronics and medical industries. META has a growing patent portfolio with three core technologies; holographic, lithographic, and wireless sensing, designed for high volume applications. META is headquartered in Dartmouth, Nova Scotia and has offices in London, UK and Pleasanton, California. To learn more visit www.metamaterial.com.

Forward Looking Information

This release includes forward-looking information within the meaning of Canadian securities laws regarding META and its business, which may include, but are not limited to, statements with respect to the terms and anticipated timing of the Proposed Transaction, the intention to raise equity capital, the potential continued listing on the NASDAQ, the disposition of Torchlight’s oil and gas assets, the business strategies, product development and operational activities of META and Torchlight. Often but not always, forward-looking information can be identified by the use of words such as “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of META and are based on assumptions and subject to risks and uncertainties. Although the management of META believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies, including risks regarding the ability of the parties to reach agreement on definitive agreements, the ability of the parties to raise necessary equity capital, approval of the transaction and continued listing by the NASDAQ, approval of the Canadian Securities Exchange, receipt of shareholder approval and required third party and regulatory consents, the risk that Torchlight may not be able to dispose of its oil and gas assets on favorable terms or at all, risks related to the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. Although META has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and META does not undertake any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, or otherwise.

The Canadian Securities Exchange has neither approved nor disapproved the contents of this news release.

About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with META, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2019 Annual Report on Form 10-K, filed on March 16, 2020 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

If a definitive agreement is entered into and in connection with the proposed transactions described herein, Torchlight and META will prepare a proxy statement/prospectus for Torchlight’s stockholders to be filed with the SEC. The proxy statement/prospectus will be mailed to Torchlight’s stockholders. Torchlight and META urge investors, stockholders and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. Torchlight’s definitive proxy statement/prospectus will be mailed to stockholders of Torchlight as of a record date to be established for voting on the transactions described in this report. Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight, META and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of Torchlight’s and META’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s and META’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Torchlight or META, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Relations and Media Contacts

Torchlight:

Derek Gradwell

Integrous Communications

Phone: 512-270-6990

dgradwell@integcom.us

ir@torchlightenergy.com

META:

Media Inquiries:

Graham Farrell

Harbor Access LLC

(416) 842 9003

Graham.Farrell@HarborAccessllc.com

Investor inquiries:

Mark Komonoski

Director Capital Markets and IR

Metamaterial Inc.

phone: 1-877-255-8483

mark@metamaterial.com